EXHIBIT 99.1

Limelight Networks(R) Reports Second Quarter 2012 Results

TEMPE, Ariz., Aug. 2, 2012 (GLOBE NEWSWIRE) -- Limelight Networks, Inc. (Nasdaq:LLNW) ("Limelight"), a global leader in Digital Presence Management, announced today second quarter 2012 financial results.

"Limelight works closely with our customers to provide the high-value, cloud-based services to seamlessly manage their digital presence across web, mobile, social and large-screen channels on one platform," said Jeff Lunsford, chairman and chief executive officer. "Our product suite enables Limelight customers to streamline their digital presence management workflow, deliver exceptional multi-screen experiences to their own customers, and enhance their bottom line."

Highlights for Limelight's second quarter included:

  Revenue of $44.4 million, a 7% year-over-year growth for continuing operations
  Value added services revenue growth of 28% year-over-year
  Value added services grew to 32% of revenue:
  Limelight video platform and mobile revenue grew in excess of 45% year-over-year
  Enterprise cloud storage revenue grew approximately 17% year-over-year
  Site and application acceleration services revenue grew in excess of 45% year-over-year

Financial Highlights

For the second quarter of 2012, the Company reported revenue of $44.4 million from continuing operations, adjusted EBITDA of $2.5 million and non-GAAP net loss, before share-based compensation, litigation expenses, amortization of intangible assets, acquisition-related expenses, and discontinued operations of $5.5 million or 5 cents per basic share. GAAP net loss from continuing operations was $9.4 million, or 10 cents per basic share.

Capital investments were $4.4 million in the quarter. The Company ended the quarter with no bank debt and approximately $125 million in cash and cash equivalents and short-term marketable securities.

Stock Buyback Program

During the second quarter, the Company repurchased approximately $11.9 million of common stock under the $15 million share repurchase plan that the Board authorized on May 2nd, 2012. The Company purchased approximately 4.5 million shares at an average price of $2.63 per share including commission.

Q3 2012 Outlook

The Company anticipates third quarter revenue to be in the range of $44.0-45.5 million.

Financial Tables

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	June 30,	December 31,
	2012	2011
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$ 95,029	$ 120,349
Marketable securities	29,604	19,850
Accounts receivable, net of reserves of $3,920 and $4,391 at June 30, 2012 and December 31, 2011	28,183	28,045
Income taxes receivable	289	31
Deferred income tax	50	62
Prepaid expenses and other current assets	12,787	20,646
Total current assets	165,942	188,983
Property and equipment, net	49,617	56,368
Marketable securities, less current portion	12	51
Deferred income tax, less current portion	1,287	1,177
Goodwill	79,862	80,105
Other intangible assets, net	7,688	9,207
Other assets	11,558	10,454
Total assets	$ 315,966	$ 346,345

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$ 5,734	$ 6,797
Deferred revenue	7,462	7,287
Capital lease obligation	1,714	1,750
Income taxes payable	596	774
Other current liabilities	12,660	13,195
Total current liabilities	28,166	29,803
Capital lease obligation, less current portion	1,279	2,124
Deferred income tax	504	580
Deferred revenue, less current portion	630	539
Other long term liabilities	3,737	4,194
Total liabilities	34,316	37,240
Commitments and contingencies	--	--
Stockholders' equity:
Convertible preferred stock, $0.001 par value; 7,500 shares authorized; 0 shares issued and outstanding	--	--
Common stock, $0.001 par value; 300,000 shares authorized at June 30, 2012 and December 31, 2011; 100,093 and 104,349 shares issued and outstanding at June 30, 2012 and December 31, 2011, respectively	100	104
Additional paid-in capital	454,387	460,845
Contingent consideration	110	219
Accumulated other comprehensive loss	(1,559)	(509)
Accumulated deficit	(171,388)	(151,554)
Total stockholders' equity	281,650	309,105
Total liabilities and stockholders' equity	$ 315,966	$ 346,345

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended				Six Months Ended

	June 30,	March 31,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2012	2011

Revenues	$ 44,447	$ 44,316	$ 41,558	$ 41,403	$ 88,763	$ 82,961
Costs and operating expenses
Cost of revenues * +	27,563	27,330	28,377	26,265	54,893	54,642
General and administrative * +	9,503	9,718	9,675	7,162	19,221	16,837
Sales and marketing *	11,762	11,632	9,929	10,798	23,394	20,727
Research & development *	4,986	5,166	4,503	3,691	10,152	8,194
Total costs and operating expenses	53,814	53,846	52,484	47,916	107,660	100,400

Operating loss	(9,367)	(9,530)	(10,926)	(6,513)	(18,897)	(17,439)

Interest expense	(46)	(50)	(100)	(36)	(96)	(136)
Interest income	83	106	254	184	189	438
Other income (expense)	56	(86)	32	3	(30)	35

Loss from continuing operations before taxes	(9,274)	(9,560)	(10,740)	(6,362)	(18,834)	(17,102)
Income tax expense	163	137	429	138	300	567

Loss from continuing operations	(9,437)	(9,697)	(11,169)	(6,500)	(19,134)	(17,669)

Discontinued operations:
Loss from discontinued operations, net of tax	(391)	(309)	(2,766)	(3,318)	(700)	(6,084)

Net loss	$ (9,828)	$ (10,006)	$ (13,935)	$ (9,818)	$ (19,834)	$ (23,753)

Net loss per share:
Basic
Continuing operations	$ (0.10)	$ (0.09)	$ (0.10)	$ (0.06)	$ (0.18)	$ (0.16)
Discontinued operations	$ (0.00)	$ (0.01)	$ (0.02)	$ (0.03)	$ (0.01)	$ (0.06)
Total	$ (0.10)	$ (0.10)	$ (0.12)	$ (0.09)	$ (0.19)	$ (0.22)

Diluted
Continuing operations	$ (0.10)	$ (0.09)	$ (0.10)	$ (0.06)	$ (0.18)	$ (0.16)
Discontinued operations	$ (0.00)	$ (0.01)	$ (0.02)	$ (0.03)	$ (0.01)	$ (0.06)
Total	$ (0.10)	$ (0.10)	$ (0.12)	$ (0.09)	$ (0.19)	$ (0.22)

Shares used in per share calculations:
Basic	102,783	104,226	113,113	103,917	103,505	108,515
Diluted	102,783	104,226	113,113	103,917	103,505	108,515

* Includes share-based compensation (see supplemental table for figures)

+ Includes depreciation and amortization (see supplemental table for figures)

LIMELIGHT NETWORKS, INC.
SUPPLEMENTAL FINANCIAL DATA
(In thousands)
(Unaudited)

	Three Months Ended				Six Months Ended

	June 30,	March 31,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2012	2011
Supplemental financial data (in thousands):

Share-based compensation:

Cost of revenues	$ 485	$ 506	$ 716	$ 576	$ 991	$ 1,292
General and administrative	1,290	1,777	1,769	1,270	3,067	3,039
Sales and marketing	829	837	1,099	1,138	1,666	2,237
Research and development	617	831	1,288	849	1,448	2,137

Total share-based compensation	$ 3,221	$ 3,951	$ 4,872	$ 3,833	$ 7,172	$ 8,705

Depreciation and amortization:

Network-related depreciation	$ 7,184	$ 6,829	$ 7,316	$ 6,657	$ 14,013	$ 13,973
Other depreciation and amortization	721	703	599	400	1,424	999
Amortization of intangible assets	729	695	605	151	1,424	756

Total depreciation and amortization	$ 8,634	$ 8,227	$ 8,520	$ 7,208	$ 16,861	$ 15,728

Net (decrease) increase in cash, cash equivalents and marketable securities:	$ (12,042)	$ (3,563)	$ (19,064)	$ 65,638	$ (15,605)	$ 46,574

End of period statistics:
Approximate number of active customers	1,494	1,562	1,630	1,552	1,494	1,630
Number of employees	528	504	486	424	528	486

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended				Six Months Ended

	June 30,	March 31,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2012	2011

Cash flows from operating activities:
Net loss	$ (9,828)	$ (10,006)	$ (13,935)	$ (9,818)	$ (19,834)	$ (23,753)
Loss from discontinued operations	(391)	(309)	(2,766)	(3,318)	(700)	(6,084)
Net loss from continuing operations	(9,437)	(9,697)	(11,169)	(6,500)	(19,134)	(17,669)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	8,634	8,227	8,520	7,208	16,861	15,728
Share-based compensation	3,221	3,951	4,872	3,833	7,172	8,705
Deferred income taxes	(62)	(112)	5	(79)	(174)	(74)
Loss on sale of property and equipment	13	--	--	--	13	--
Accounts receivable charges	458	426	388	233	884	621
Accretion of marketable securities	143	99	(58)	49	242	(9)
Non cash increase in cost basis investment	(154)	(374)	(209)	(73)	(528)	(282)
Changes in operating assets and liabilities:
Accounts receivable	(1,302)	280	847	1,160	(1,022)	2,007
Prepaid expenses and other current assets	2,824	5,478	253	(909)	8,302	(656)
Income taxes receivable	(223)	(35)	(37)	(125)	(258)	(162)
Other assets	(4)	(2,130)	8	(3,941)	(2,134)	(3,933)
Accounts payable	603	(625)	491	(833)	(22)	(342)
Deferred revenue	(509)	774	(1,831)	(775)	265	(2,606)
Other current liabilities	955	(1,246)	(601)	(1,923)	(291)	(2,524)
Income taxes payable	322	(500)	312	(51)	(178)	261
Other long term liabilities	50	(508)	370	84	(458)	454
Net cash provided by (used in) operating activities	5,532	4,008	2,161	(2,642)	9,540	(481)

Cash flows from investing activities:
Purchase of marketable securities	(8,713)	(15,469)	(4,218)	(1,410)	(24,182)	(5,628)
Maturities of marketable securities	6,879	7,303	4,200	6,970	14,182	11,170
Purchases of property and equipment	(4,432)	(5,680)	(11,370)	(7,973)	(10,112)	(19,343)
Acquisition of businesses, net of cash acquired	--	--	(7,493)	--	--	(7,493)
Net cash used in investing activities	(6,266)	(13,846)	(18,881)	(2,413)	(20,112)	(21,294)

Cash flows from financing activities:
Payments on capital lease obligations	(445)	(436)	(403)	(227)	(881)	(630)
Proceeds from exercise of stock options	7	118	71	415	125	486
Proceeds from secondary public offering, net	--	--	(72)	77,169	--	77,097
Cash paid for purchase of common stock	(11,941)	(1,161)	--	--	(13,102)	--
Payment of employee tax withholdings related to restricted stock	(259)	(259)	(713)	(234)	(518)	(947)
Net cash (used in) provided by financing activities	(12,638)	(1,738)	(1,117)	77,123	(14,376)	76,006
Effect of exchange rate changes on cash	(332)	(40)	90	234	(372)	324

Cash flows from discontinued operations:
Cash used in operating activities of discontinued operations	--	--	(793)	(1,111)	--	(1,904)
Cash used in investing activities of discontinued operations	--	--	(464)	(77)	--	(541)
Net cash used in discontinued operations	--	--	(1,257)	(1,188)	--	(2,445)
Net (decrease) increase in cash and cash equivalents	(13,704)	(11,616)	(19,004)	71,114	(25,320)	52,110
Cash and cash equivalents, beginning of period	108,733	120,349	125,975	54,861	120,349	54,861
Cash and cash equivalents, end of period	$ 95,029	$ 108,733	$ 106,971	$ 125,975	$ 95,029	$ 106,971

Use of Non-GAAP Financial Measures

To evaluate our business, we consider and use Non-GAAP net income (loss) and Adjusted EBITDA as a supplemental measure of operating performance. These measures include the same adjustments that management takes into account when it reviews and assesses operating performance on a period-to-period basis. We consider Non-GAAP net income (loss) to be an important indicator of overall business performance because it allows us to illustrate the impact of the effects of share-based compensation, litigation expenses, amortization of intangibles, acquisition related expenses and discontinued operations. We define EBITDA as GAAP net income (loss) before interest income, interest expense, other income and expense, provision for income taxes, depreciation and amortization, and discontinued operations. We believe that EBITDA provides a useful metric to investors to compare us with other companies within our industry and across industries. We define Adjusted EBITDA as EBITDA adjusted for operational expenses that we do not consider reflective of our ongoing operations. We use Adjusted EBITDA as a supplemental measure to review and assess operating performance. We also believe use of Adjusted EBITDA facilitates investors' use of operating performance comparisons from period to period. In addition, it should be noted that our performance-based executive officer bonus structure is tied closely to our performance as measured in part by certain non-GAAP financial measures.

The terms Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are not defined under United States generally accepted accounting principles, or United States GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with United States GAAP. Our Non-GAAP net income (loss), EBITDA and Adjusted EBITDA have limitations as analytical tools, and when assessing our operating performance, Non-GAAP net income (loss), EBITDA and Adjusted EBITDA should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with United States GAAP. Some of these limitations include, but are not limited to:

  EBITDA and Adjusted EBITDA do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
  they do not reflect changes in, or cash requirements for, our working capital needs;
  they do not reflect the cash requirements necessary for litigation costs;
  they do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur;
  they do not reflect income taxes or the cash requirements for any tax payments;
  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;
  while share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and
  other companies may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP net income (loss) and Adjusted EBITDA only as supplemental support for management's analysis of business performance. Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are calculated as follows for the periods presented in thousands:

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

LIMELIGHT NETWORKS, INC.
Reconciliation of GAAP Net Loss to Non-GAAP Net Loss
(In thousands)
(Unaudited)

	Three Months Ended				Six Months Ended

	June 30,	March 31,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2012	2011

GAAP net loss	$ (9,828)	$ (10,006)	$ (13,935)	$ (9,818)	$ (19,834)	$ (23,753)

Share-based compensation	3,221	3,951	4,872	3,833	7,172	8,705
Litigation defense expenses	(31)	49	269	344	18	612
Acquisition related expenses	68	(488)	559	141	(419)	700
Amortization of intangible assets	729	695	605	151	1,424	756
Loss from discontinued operations	391	309	2,766	3,318	700	6,084

Non-GAAP net loss	$ (5,450)	$ (5,490)	$ (4,864)	$ (2,031)	$ (10,939)	$ (6,896)

LIMELIGHT NETWORKS, INC.
Reconciliation of GAAP Net Loss to EBITDA to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended				Six Months Ended

	June 30,	March 31,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2012	2011

GAAP net loss	$ (9,828)	$ (10,006)	$ (13,935)	$ (9,818)	$ (19,834)	$ (23,753)

Depreciation and amortization	8,634	8,227	8,520	7,208	16,861	15,728
Interest expense	46	50	100	36	96	136
Interest and other (income) expense	(139)	(20)	(286)	(187)	(159)	(473)
Income tax expense	163	137	429	138	300	567
Loss from discontinued operations	391	309	2,766	3,318	700	6,084

EBITDA	(733)	(1,303)	(2,406)	695	(2,036)	(1,711)

Share-based compensation	3,221	3,951	4,872	3,833	7,172	8,705
Litigation defense expenses	(31)	49	269	344	18	612
Acquisition related expenses	68	(488)	559	141	(419)	700

Adjusted EBITDA	$ 2,525	$ 2,209	$ 3,294	$ 5,013	$ 4,735	$ 8,306

Conference Call

At approximately 8:30 a.m. EDT (5:30 a.m. PDT) today, management will host a quarterly conference call for investors. Investors can access this call toll-free at 877-388-8480 within the United States or +1 678-809-1592 outside of the U.S. The conference call will also be audiocast live from http://www.limelight.com and a replay will be available following the call from the Company's website.

Safe-Harbor Statement

This press release contains forward-looking statements concerning, among other things, the outlook for the Company's revenues, net loss and stock-based compensation expenses, customer growth, market growth, pricing pressures, expansion into additional market segments, product and services improvements, the integration of acquired businesses and litigation and acquisition related expenses. Forward-looking statements represent the current judgment and expectations of Limelight Networks and are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, risks and uncertainties discussed in the Company's Annual Report on Form 10K and other filings with the Securities and Exchange Commission and the final review of the results and amendments and preparation of quarterly financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.

About Limelight Networks, Inc.

Limelight Networks, Inc. (Nasdaq:LLNW) is a global leader in Digital Presence Management. Limelight's Orchestrate Digital Presence Platform is an integrated suite of cloud-based Software as a Service (SaaS) applications, which allows organizations to optimize all aspects of their online digital presence across web, mobile, social, and large screen channels. Orchestrate leverages Limelight's scalable, high-performance global network to offer advanced features for: web content management; website personalization; content targeting; online video publishing; mobile enablement and monetization; content delivery; transcoding; and cloud storage – combined with social media integration and powerful analytics. Limelight's team of digital presence experts helps organizations streamline processes and optimize business results across all customer interaction channels to deliver exceptional multi-screen experiences, improve brand awareness, drive revenue, and enhance their customer relationships – all while reducing costs. For more information, please visit www.limelight.com, and be sure to follow us on Twitter at www.twitter.com/llnw.

Copyright (C) 2012 Limelight Networks, Inc. All rights reserved. All product or service names are the property of their respective owners.

CONTACT: Heather Miller
         215-867-8600 ext. 239
         media@llnw.com

         Gillian Reckler
         602-753-6965
         ir@llnw.com